AMENDMENT NUMBER TWO
                                          TO
                              AVONDALE INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


               WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Plan (the "Plan") effective September 1, 1985; said Plan has been amended from time to time; said Plan was amended and restated effective January 1, 1989 and executed December 28, 1994;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Plan to bring the Plan current with the law pursuant to a request for a favorable determination letter;

               NOW, THEREFORE, as authorized by  Section  11.1, the Plan is
          hereby  amended,  effective  November  1,  1989,  unless   stated
          otherwise as follows:

                                          I.

               Article  VII  is  amended  to  add  a sentence at the end of
          Section 7.3(a) to read as follows:

                    The payments under a "50% Joint  and Survivor
                    Annuity" will commence effective immediately upon election by the Participant.

                                         II.

               The first sentence of Article VII, Section 7.3(b), is amended and restated to read as follows:

                    If a Participant is not married on the date his distribution of benefits commences, or the Participant has not been legally married throughout the one-year period ending on the earlier of (i) the date as of which distribution of his Vested Interest commences or (ii) the date of the Participant's death, the normal form of payment shall be a Straight Life Annuity.

                                         III.

               Article VII, Section 7.3(c), is amended to add the following sentence at the end of the paragraph:

                    Notwithstanding the above, the actuarial equivalent value of the Preretirement Survivor Annuity benefit to a Participant's surviving spouse will not be less than 50% of the Participant's Vested Interest as of the date of the Participant's death.
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                                         IV.

               Article XII is amended to add a new Section 12.5 to read as follows:

                         12.5 Merger  or  Consolidation.   In the
                    case of a merger or consolidation with, or transfer of assets and liabilities to, any other plan, each Participant in the Plan on the date such merger, consolidation or transfer would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately prior to the merger, consolidation, or transfer (if the Plan had then terminated).

               EXECUTED in multiple originals in Avondale, Louisiana, this 16th day of June, 1995.


                                             AVONDALE INDUSTRIES, INC

                                             BY:  \s\ Thomas M. Kitchen
                                                  Thomas M. Kitchen,
                                                  Secretary



          ATTEST

          \s\ Jackie H. Walker
          (Corporate Seal)
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                                   ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Two to the Avondale Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

                                             \s\ Thomas M. Kitchen
                                             Thomas M. Kitchen


          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 16 DAY
          OF June, 1995.

          \s\ A. Blomkalns
          NOTARY PUBLIC

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